SUPPLEMENT TO THE PROSPECTUS
                                       OF
                   Keystone Institutional Adjustable Rate Fund
                                  (the "Fund")


         The Prospectus of the Fund is hereby supplemented as follows:

         The Board of Trustees of the Fund, have approved a proposal to reorganize (the "Reorganization") the Fund into Evergreen Select Adjustable Rate Fund (the "Successor Fund"), a series of Evergreen Select Fixed Income Trust. If shareholders of the Fund approve the Reorganization and the conditions to the Reorganization are satisfied, the Fund will transfer all of its assets and liabilities to the Successor Fund and each shareholder of the Fund will receive shares of the Successor Fund. In connection with the Reorganization, the Board has approved, subject to shareholder approval, the reclassification of the Funds' investment objectives from "fundamental" (i.e., changeable by shareholder vote only) to "nonfundamental" (i.e., changeable by vote of the Board), the adoption by the Fund of certain standardized investment restrictions, and the elimination or reclassification from fundamental to nonfundamental of the Fund's other currently fundamental investment restrictions.

         The Reorganization and related proposals are scheduled to be voted on at a joint special meeting of shareholders to be held on December 15, 1997. Information detailing each proposal will be mailed to shareholders on or about October 27, 1997.

         Effective November 18, 1997, the following name of the Fund will change to Evergreen Select Adjustable Rate Fund.

         In  addition,   the  section  in  the  Prospectus   entitled   "Expense
Information" relating to the Fund is hereby replaced in its entirety with the following:

         The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class of shares of the Fund will bear directly or indirectly. For a more complete description of the various costs and expenses, see the "Fund Management and Expenses" and "Distribution Plan" sections of this prospectus.

         The following table shows for the Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to each Class of Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment in each Class for the periods specified assuming
(i) a 5% annual return, and (ii) redemption at the end of each period.







                  ANNUAL FUND OPERATING EXPENSES(1)                                               EXAMPLES(3)
                                Institutional                                            Institutional
                                   Service       Institutional                             Service           Institutional
                                   Shares           Shares(2)                               Shares              Shares(2)
Management Fees                     0.30%            0.30%                After 1 years       $ 7                 $ 4
12b-1 Fees                          0.25%            0.00%                After 3 years       $21                 $13
Other Expenses                      0.10%            0.10%                After 5 years       $36                 $22
                                    -----            -----                After 10 years      $81                 $51
Total Fund Operating Expenses       0.65%            0.40%
                                    =====            =====


AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
-------------------------
(1) Expense ratios are estimated for the Fund's fiscal period ending February 28, 1998 and have been restated to reflect current fees.
(2) Institutional shares are available only to certain investors. See "Alternative Sales Options ---- Institutional Shares."
(3) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.


         The second paragraph within the subsection "Fund Expenses" under the section entitled "Fund Management and Expenses" is hereby supplemented to read as follows:

         For the fiscal period ending February 28, 1998, Keystone voluntarily limited the expenses of the Fund's Institutional Service and Institutional shares to 0.65% and 0.40%, respectively, of average net class assets annually. Keystone reserves the right at any time, however, to make a redetermination of whether to continue these expense limits and, if so, at what rates. For the fiscal period ended February 28, 1997, the Fund paid or accrued to Keystone investment management and advisory services fees of $101,412 (0.30% of the Fund's average net assets).


Dated December 3, 1997